MASSMUTUAL PREMIER FUNDS

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MASSMUTUAL PREMIER FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Premier Money Market Fund

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Inflation-Protected and Income Fund

MassMutual Premier Core Bond Fund

MassMutual Premier Diversified Bond Fund

MassMutual Premier High Yield Fund

MassMutual Premier International Bond Fund

MassMutual Premier Balanced Fund

MassMutual Premier Value Fund

MassMutual Premier Disciplined Value Fund

MassMutual Premier Main Street Fund

MassMutual Premier Capital Appreciation Fund

MassMutual Premier Disciplined Growth Fund

MassMutual Premier Discovery Value Fund

MassMutual Premier Main Street Small/Mid Cap Fund

MassMutual Premier Small/Mid Cap Opportunities Fund

MassMutual Premier Global Fund

MassMutual Premier International Equity Fund

MassMutual Premier Focused International Fund

MassMutual Premier Strategic Emerging Markets Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

October 31, 2011

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the Trust (the “Trustees”) are distributing this Information Statement in connection with: (i) the election of Trustees of the Trust; (ii) adoption of an Amended and Restated Agreement and Declaration of Trust of the Trust; (iii) adoption of an amended and restated investment management agreement for each Fund; and (iv) an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts. This Information Statement is being delivered to shareholders of record as of October 17, 2011 on or about October 31, 2011.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”) and certain of the MassMutual RetireSMARTSM Funds (together in their capacity as the majority shareholder of the Trust, the “Majority Shareholder”). The Majority Shareholder anticipates electing the Trustees and approving each of the Proposals included herein by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The following is a list of the Proposals presented in this Information Statement and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.	All Funds

Proposal 2: To approve an Amended and Restated Agreement and Declaration of Trust.	All Funds

Proposal 3: To approve an amended and restated investment management agreement.	All Funds

Proposal 4: To approve an amendment to the Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.	All Funds

I.	PROPOSAL 1: ELECTION OF TRUSTEES

Affected Funds:

All Funds

The Board of Trustees (the “Board”) is currently comprised of the following four Trustees: Nabil N. El-Hage, Maria D. Furman, C. Ann Merrifield, and Elaine A. Sarsynski. The Trust’s shareholders have previously elected each of these Trustees, with the exception of Ms. Sarsysnki, who was appointed as a Trustee by the Board in February 2011. Ms. Sarsynski was recommended by MassMutual’s management. The Board recently authorized that the number of Trustees be increased to ten. The following six individuals were recently recommended by the Trust’s Nominating and Independent Trustees’ Matters Committee, with the exception of Mr. Joyal, who, as an “Interested Person,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), was recommended by the Board, to also be presented to the Trust’s shareholders for election: Richard H. Ayers, Allan W. Blair, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., and Susan B. Sweeney (together with Ms. Sarsynski, the “Nominees”). These six individuals were recommended by MassMutual’s management and currently serve as trustees for two other open-end management investment companies for which MassMutual serves as investment adviser, the MML Series Investment Fund (“MML Series”) and the MassMutual Select Funds (“Select Funds”).

Upon election, each Trustee of the Trust will serve, effective January 1, 2012, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, and (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought, and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee, Nominee, and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Independent Trustees
Richard H. Ayers Age: 69	Nominee	N/A	Retired.	66	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair Age: 63	Nominee	N/A	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	66	Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Nabil N. El-Hage Age: 53	Chairman[2] Trustee	Since 2006 Since 2003	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Harvard Business School.	31	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 57	Trustee	Since 2004	Retired.	31	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr. Age: 64	Nominee	N/A	Retired.	66	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr. Age: 69	Nominee	N/A	Retired.	102[3]	Trustee (since 2000), Denver Board— Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company).

C. Ann Merrifield Age: 60	Trustee	Since 2004	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Susan B. Sweeney Age: 59	Nominee	N/A	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut.	66	Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees
Robert E. Joyal[4] Age: 66	Nominee	N/A	Retired.	68[5]	Director (since 2007), Scottish Re Group Ltd.; Director (since 2006) Jefferies Group, Inc. (investment bank); Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Nominee During Past Five Years[1]
Elaine A. Sarsynski[6] Age: 56	Vice Chairperson[2], Trustee, and Nominee	Since 2011	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual.	97	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (1998-2008), ING.	97

Andrew M. Goldberg Age: 45	Vice President, Clerk, and Chief Legal Officer	Since 2008	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual.	97

	Assistant Clerk	2005-2008

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services.	97

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General	97

Name And Age	Position(s) Held with Trust	Length of Time Served[7]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
			Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.

Eric H. Wietsma Age: 45	President Vice President	Since 2008 2006-2008	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual.	97

[1]

Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the 1940 Act.

[2]

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

[3]

This number includes Denver Board—Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

[4]

Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, or other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

[5]

This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

[6]	Ms. Sarsynski is an Interested Person through her employment with MassMutual.
[7]

The President, Treasurer, and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Nominee Qualifications

The Trust’s Agreement and Declaration of Trust does not set forth any specific qualifications to serve as a trustee. The charter of the Nominating and Independent Trustees’ Matters Committee of the Trust states that all independent Trustee candidates must have a college degree or, in the judgment of the Committee, equivalent business experience; and that the Committee may take into account a wide variety of factors in considering independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise; and

(v)	an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual (as of the date of this Information Statement). Each Trustee or Nominee was nominated to serve or to be re-elected to the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory, and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

C. Ann Merrifield—As trustee of a healthcare organization and a former partner of a consulting firm and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory, and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and an MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School and a Doctor of Humane Letters from Charter Oak State College.

Board Leadership Structure and Risk Oversight

As noted above, the Board is currently comprised of four Trustees, a majority of whom are independent Trustees. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the independent Trustees have retained independent legal counsel.

The Board has appointed an independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the four standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting, and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Board Committees and Meetings. The Board had five regularly scheduled meetings during the fiscal year ended October 31, 2010. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board.

Nominating and Independent Trustees’ Matters Committee. The Trust has a Nominating and Independent Trustees’ Matters (“Nominating”) Committee, comprised of each independent Trustee of the Trust. The Nominating Committee, pursuant to a Charter adopted by the Board (a) identifies individuals qualified to become independent Trustees of the Trust’s Board in the event that a position currently filled by an independent Trustee is vacated or created; (b) evaluates the qualifications of independent Trustee candidates; (c) nominates independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer; and (ii) monitors the independence of legal counsel for the independent Trustees. The Nominating Committee held two meetings during the fiscal year ended October 31, 2010.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) class or the series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law. The Nominating Committee Charter is attached as Exhibit 1 to this Information Statement. The Charter is not currently available to shareholders via a website.

Audit Committee. The Trust has an Audit Committee, comprised of Trustees who are independent Trustees of the Trust. Currently, Mr. El-Hage, Ms. Furman, and Ms. Merrifield are members of the Audit Committee. The Audit Committee, pursuant to a Charter adopted by the Board, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trust’s independent registered public accounting firm; acts as liaison between the Trust’s independent registered public accounting firm and the full Board and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. The Audit Committee met seven times during the fiscal year ended October 31, 2010.

Governance Committee. The Trust has a Governance Committee, comprised of Ms. Sarsynski, Ms. Furman, and Ms. Merrifield. The Governance Committee, pursuant to a Charter adopted by the Board, develops, recommends to the Board, and periodically reviews, as needed, guidelines on corporate governance matters. The Governance Committee met twice during the fiscal year ended October 31, 2010.

Valuation Committee. The Trust has a Valuation Committee, comprised of the President, Treasurer, Assistant Treasurers, Vice Presidents, Clerk, and Assistant Clerks of the Trust. The Valuation Committee, pursuant to a Charter adopted by the Board, determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Trustee Compensation. The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual or the Funds’ subadvisers an annual retainer of $30,000 and a per meeting attendance fee of $6,000 per non-telephonic meeting attended in-person, or $3,000 per non-telephonic meeting attended by telephone, or $1,000 per telephonic meeting attended. Those Trustees who serve on a committee of the Trust are paid an additional fee of $700 per meeting attended, and committee chairpersons receive an additional annual retainer of $5,000. The Chairman of the Board receives an additional annual retainer of $40,000. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees.

The following table discloses actual compensation paid to Trustees of the Trust during the 2010 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board, currently 4.74%. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund II.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Nabil N. El-Hage	$105,600	—	$172,700
Chairman and Trustee
Frederick C. Castellani[1]	$66,400	—	$114,500
Trustee
Maria D. Furman	—	$79,705	$135,719
Trustee
C. Ann Merrifield	$62,800	—	$109,000
Trustee
Corine T. Norgaard[2]	$70,600	—	$193,700
Trustee

(1)	Retired as of February 28, 2011.
(2)	Resigned as of April 30, 2011.

Share Ownership of the Trustees of the Trust and the Nominees. The table below sets forth information regarding the Trustees’ and Nominees’ beneficial ownership of Fund shares, based on the value of such shares as of August 31, 2011. The following table also sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee and each Nominee as of August 31, 2011 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee/Nominee	The Dollar Range of Equity Securities Beneficially Owned in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies To Be Overseen by Trustee in Family of Investment Companies[1]
Independent Trustees/Nominees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	$10,001 – $50,000	$10,001 – $50,000
Maria D. Furman	$10,001 – $50,000	$10,001 – $50,000
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None

Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

[1]	Securities valued as of August 31, 2011.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of August 31, 2011, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; Mr. Marshall, $1 – $10,000, and Ms. Sarsynski, $50,001 – $100,000.

To the knowledge of the Trust, as of August 31, 2011, neither the independent Trustees, the Nominees who would qualify as independent Trustees, or their immediate family members owned beneficially or of record securities of an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Clerk of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

II.	PROPOSAL 2: TO APPROVE AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

Affected Funds:

All Funds

Each of the Funds is a series of shares of the Trust, which is a Massachusetts business trust. The principal governing document of a Massachusetts business trust is typically its declaration of trust. The declaration of trust sets out, among other things, the rights and obligations of the trust’s shareholders and of its trustees and officers, and prescribes to a large extent the manner in which the trust, and its constituent series, or funds, will be operated. The Trust and each of the Funds operates under an Agreement and Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts (the “Current Declaration”).

The four trusts in the MassMutual fund complex (each, a “MassMutual Trust”) were formed at different times, and their Current Declarations differ from each other. Those differences can create inefficiencies in the operations of the complex that can be disadvantageous to the funds in the complex and their shareholders and to MassMutual. In addition, the terms of the Current Declarations do not provide for the flexibility and limitations of liability that many more recent declarations of trust provide to Massachusetts business trusts and to their trustees and officers. MassMutual believes that adoption of an amended declaration of trust for each of the MassMutual Trusts (i) will provide the Trustees flexibility to manage the funds in the complex in an efficient and cost-effective manner in the best interests of shareholders, (ii) will help the MassMutual Trusts to attract and retain attractive candidates to serve as trustees by providing them with broad indemnification rights and limitations on liability, and (iii) will streamline corporate governance among the MassMutual Trusts, potentially resulting in reduction or elimination of costs and delays over time. On the basis of those factors and MassMutual’s recommendation, the Trustees have unanimously approved and recommend that shareholders of the Trust vote to approve an Amended and Restated Declaration of Trust (the “Proposed Declaration”), a form of which, marked to show changes from the Current Declaration, is included herein as Exhibit 3. The form of the Proposed Declaration is also being proposed for the other MassMutual Trusts.

Under this Proposal the Current Declaration would be amended in a number of ways. A number of the changes are described below. These and certain additional changes are also shown in the comparison chart set forth in Exhibit 2, which compares relevant provisions of the Proposed Declaration with corresponding provisions of the Current Declaration. Not all of the differences between the Proposed Declaration and the Current Declaration are described below or in the chart, so you should carefully review the marked form of Proposed Declaration in Exhibit 3.

Some of the more significant changes include the following: (i) a change designed to clarify that one standard of care applies to all Trustees, without regard to any actual or implied individual expertise or qualifications of any Trustee or any title or special designation (such as audit committee financial expert) a Trustee may hold, (ii) changes that expand the circumstances under which Trustees and officers may be indemnified by the Trust, (iii) changes that would generally allow the Trustees to amend the Declaration of Trust without a shareholder vote, (iv) changes that would generally allow the Trustees to merge the Trust with another trust or company without a majority shareholder vote, and (v) changes that would generally allow the Trustees to establish or eliminate series and classes of shares without amending the Declaration of Trust.

Upon approval of this Proposal, the Adviser plans to review the Trust’s current bylaws and may propose to the Trustees that they adopt Amended and Restated Bylaws for the Trust to make consistent or necessary and appropriate changes based on the Proposed Declaration. No shareholder approval would be required for the Amended and Restated Bylaws. Subject to receipt of the affirmative vote of a majority of the shares entitled to vote, the Proposed Declaration for the Trust will become effective when a majority of the Trustees has signed the Proposed Declaration and caused it to be filed with the Secretary of State of The Commonwealth of Massachusetts.

Summary of Some Important Differences. A summary of some of the important differences (as noted above) between the Proposed Declaration and the Current Declaration is set forth below.

Trustee Standard of Care. The Current Declaration and the Proposed Declaration provide that a Trustee will not be personally liable except by reason of his or her “willful misfeasance, bad faith, gross negligence or reckless disregard” of the duties involved in the conduct of the office of Trustee. Section 2 of Article IX of the Proposed Declaration includes language to clarify that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, if any, or an expert on any topic or in any area (including an audit committee financial expert), will not be subject to any greater standard of care or liability because of such position. While the Trust’s bylaws include a provision with comparable language, the Current Declaration does not contain comparable language, and the proposed change is intended to provide an extra safeguard for the Trustees of the Funds, making it clear that one standard of liability applies for all Trustees, without regard to designation of additional responsibilities or titles, or any actual or implied individual expertise or qualifications.

Indemnification of Trustees and Officers. The Current Declaration provides for indemnification by the Funds of Trustees and officers, but provides that a person will not be entitled to indemnification for any liability to the Trust or its shareholders if the person would have been liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office. The Proposed Declaration provides a procedure for determining whether the person in question has engaged in such disabling conduct. It provides that a person will not be entitled to indemnification only if the person “shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding [in respect of which indemnification is sought] to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office.”

In addition, Section 3 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Proposed Declaration provides that, in making either of these determinations, the independent Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties and has acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust.

Similarly, Section 5 of Article VIII of the Proposed Declaration modifies the indemnification provision by adding a provision that states that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere will not, in and of itself, create a presumption that a Trustee or officer did not act in good faith and in the reasonable belief that his or her action was in the best interest of the Trust.

These changes both provide some certainty to Trustees and other indemnified persons as to the circumstances where they might be denied indemnification, and make it less likely in most circumstances that a person will be denied indemnification.

Amendment. The Current Declaration provides that, except in certain limited circumstances, the Declaration of Trust may not be amended without a majority shareholder vote. The Proposed Declaration provides that the Trustees may amend the Declaration of Trust without a shareholder vote, except where a shareholder vote is required by any provision of the Declaration of Trust or the Bylaws or by law, or when the Trustees determine in their discretion to require a shareholder vote.

Mergers, etc. The Current Declaration states (i) that the Trustees have the authority, without shareholder approval (unless required by law), to combine the assets and liabilities belonging to any two or more series or classes into assets and liabilities belonging to a single series or class, and (ii) that the Trustees may authorize the merger or consolidation of the Trust with another trust or company, if such merger or consolidation has been authorized by a majority shareholder vote. The Proposed Declaration provides that the Trustees may, without shareholder vote (unless required by law), authorize the merger or other combination of one or more classes of a Fund, or of one or more Funds, or of any Fund with any other entity. This change is intended to provide the Trustees the full flexibility afforded by law to cause the Trust or the Funds to enter into corporate restructurings as they may consider in the best interests of the Funds or their shareholders.

Elimination of Need to Amend Declaration to Establish or Eliminate or Change Name of Series or Classes of Shares. The Current Declaration states that the Trustees may designate and establish additional series or classes or eliminate existing series or classes by execution of an amendment to the Current Declaration. Amendments to the Current Declaration must be executed by the Trustees and filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Springfield and create additional burdens of administration, including legal expenses, and filing fees. The Proposed Declaration removes the requirement that the Trustees amend the Declaration in order to establish or eliminate series or classes.

III.	PROPOSAL 3: TO APPROVE AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Affected Funds:

All Funds

The Board has unanimously approved amended and restated investment management agreements (each, an “Amended Agreement” and collectively, the “Amended Agreements”) between MassMutual and the Trust, on behalf of each of the Funds, and is recommending that shareholders of each Fund approve the Amended Agreement.

Generally, the purpose of the Amended Agreements is to clarify the respective obligations of the parties and to bring greater consistency among the investment management agreements between MassMutual and the various mutual funds advised by it. Under the Amended Agreements, MassMutual would continue to provide the same level of service as it provides under the current investment management agreements between MassMutual and the Trust with respect to each Fund (each, a “Current Agreement” and collectively, the “Current Agreements”). There would be no change in the fees payable by any of the Funds. Descriptions of the Current and Amended Agreements, as well as some important differences, are set forth below.

Subject to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, the Amended Agreement will be put in place for such Fund.

Description of the Current and Amended Agreements and Proposed Changes. The Current Agreements became effective on the dates set forth in the table below and were last approved by the Board on May 31, 2011. The last time a Current Agreement was submitted to a vote of shareholders of the relevant Fund was when that Fund was organized.

Fund	Effective Date
Premier Money Market Fund	October 29, 2004
Premier Short-Duration Bond Fund	October 29, 2004
Premier Inflation-Protected and Income Fund	October 29, 2004
Premier Core Bond Fund	October 29, 2004
Premier Diversified Bond Fund	October 29, 2004
Premier High Yield Fund	October 29, 2004
Premier International Bond Fund	December 20, 2007
Premier Balanced Fund	October 29, 2004
Premier Value Fund	October 29, 2004
Premier Disciplined Value Fund	October 29, 2004
Premier Main Street Fund	December 31, 2004
Premier Capital Appreciation Fund	December 31, 2004
Premier Disciplined Growth Fund	October 29, 2004
Premier Discovery Value Fund	December 1, 2005
Premier Main Street Small/Mid Cap Fund	September 27, 2006
Premier Small/Mid Cap Opportunities Fund	October 29, 2004
Premier Global Fund	December 31, 2004
Premier International Equity Fund	October 29, 2004
Premier Focused International Fund	December 1, 2005
Premier Strategic Emerging Markets Fund	November 3, 2008

Investment Advisory Services. Under both the Current and Amended Agreements, MassMutual undertakes to act as the investment adviser to the Funds, and agrees to perform its duties and functions under the Agreements in accordance with: (i) the 1940 Act, the Investment Advisers Act of 1940 and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the Trust’s Agreement and Declaration of Trust and Bylaws; (iv) policies and determinations of the Board; (v) the Fund’s fundamental and non-fundamental policies and investment restrictions as set forth in its registration statement or as may be amended; and (vi) the Fund’s then-current prospectus and statement of additional information. Both the Current and Amended Agreements also contemplate MassMutual’s engagement of subadvisers for the Funds, pursuant to investment subadvisory agreements. MassMutual is responsible for compensating any subadviser to which it delegates any duties.

Advisory Fees. For its services under the Current and Amended Agreements, MassMutual is paid an investment advisory fee monthly, at an annual rate based upon the average daily net assets of each Fund as follows:

Fund
Premier Money Market Fund	0.35%
Premier Short-Duration Bond Fund	0.40%
Premier Inflation-Protected and Income Fund	0.48%
Premier Core Bond Fund	0.48% on the first $1.5 billion; and 0.43% on assets over $1.5 billion
Premier Diversified Bond Fund	0.50%
Premier High Yield Fund	0.50%
Premier International Bond Fund	0.60%
Premier Balanced Fund	0.48%
Premier Value Fund	0.50%
Premier Disciplined Value Fund	0.50%
Premier Main Street Fund	0.65%
Premier Capital Appreciation Fund	0.65%
Premier Disciplined Growth Fund	0.50%
Premier Discovery Value Fund	0.80%
Premier Main Street Small/Mid Cap Fund	0.58%
Premier Small/Mid Cap Opportunities Fund	0.58%
Premier Global Fund	0.80%
Premier International Equity Fund	0.85% on the first $1.25 billion; and 0.80% on assets over $1.25 billion
Premier Focused International Fund	0.90%
Premier Strategic Emerging Markets Fund	1.05%

For a description of the amounts the Funds paid to MassMutual for advisory services and the other fees paid to MassMutual and its affiliates by the Funds during the fiscal year ended October 31, 2010, please see the section in this Proposal titled “Additional Information Regarding MassMutual” below.

Portfolio Transactions and Brokerage. Under both the Current and Amended Agreements, MassMutual agrees to seek best execution in executing portfolio transactions and selecting broker-dealers for a Fund. Both Agreements provide that, in selecting broker-dealers to execute transactions, MassMutual may take into account all relevant factors and considerations, including, insofar as feasible: (i) the execution capabilities required by the transaction or transactions; (ii) the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; (iii) the importance to the Fund of speed, efficiency, or confidentiality; (iv) the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; and (v) any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

Duration and Termination. The Current and Amended Agreements include similar provisions regarding duration and termination. The Current Agreements initially continue in effect for a period of two years, and thereafter, from year to year so long as such continuance is approved at least annually by the Board, including the vote of a majority of the Trustees who are not parties to such Agreements or interested persons of any such party, or by the holders of a majority of the outstanding voting securities of the relevant Fund. The Amended Agreements continue in effect from year to year, so long as such continuance is approved at least annually by the Board or by the holders of a majority of the outstanding voting securities of the relevant Fund, and in either case by a majority of the Trustees who are not parties to such Agreements or interested persons of any such party. The Current Agreements may be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon sixty days’ written notice to the other party and the Trust, or (ii) by the Trust at any time without penalty upon sixty days’ written notice to MassMutual. The Amended Agreements may be terminated without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Current and Amended Agreement automatically terminates upon its assignment.

Standard of Care and Limitation of Liability. Both the Current and Amended Agreements provide that MassMutual will not be liable to a Fund in the absence of MassMutual’s willful misfeasance, bad faith, or gross negligence, or reckless disregard to its obligations and duties under such Agreement. Similarly, both the Current and Amended Agreements include disclaimers of shareholder and Trustee liability for obligations of the Trust.

Description of Certain Differences between the Current and Amended Agreements. The following is a brief description of certain differences between the Current and Amended Agreements. The proposed changes are not expected to affect the nature or quality of the services to be provided to the Funds by MassMutual. A copy of the form of the Amended Agreements, marked to show changes from the form of the Current Agreements, is attached as Exhibit 4. The descriptions of the Amended Agreements and differences from the Current Agreements in this Information Statement are qualified in their entirety by reference to Exhibit 4.

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The Amended Agreements include provisions intended to clarify MassMutual’s role when a subadviser has been retained on behalf of a Fund. In particular, the Amended Agreements make clear that MassMutual’s obligations to furnish a continuous investment program for a Fund and to make investment decisions on behalf of the Fund and place orders for the purchase and sale of portfolio securities apply only to the extent a subadviser has not been retained for the Fund. The Amended Agreements also make clear that MassMutual retains a number of important obligations under the Agreements even when a subadviser is appointed, including, among others, board reporting, analysis and review of subadviser performance, assistance in the annual advisory contract renewal process, assistance in the identification and vetting of new or replacement subadvisers, and, in general, the performance of all obligations under the Agreements not delegated to the subadviser. The Amended Agreements also indicate that MassMutual will provide advice and recommendations to the Board, and perform such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

•

The Amended Agreements have been revised to provide explicitly that MassMutual is not obligated to pay any expenses of or for the Trust or the applicable Fund not expressly assumed by MassMutual pursuant to the Agreement. This provision is consistent with the practice of the parties under the Current Agreements. The provision of the Amended Agreements relating to expenses also has been revised to provide flexibility as to the allocation of certain expenses between the Fund and MassMutual, such as expenses of certain Fund officers, including the Chief Compliance Officer.

•

Although both the Current and Amended Agreements include provisions governing MassMutual’s standard of care and limitations on liability, various provisions in the Amended Agreements have been revised. For example, the Amended Agreements provide that absent willful misfeasance, bad faith, or gross negligence or the reckless disregard of its obligations and duties under the Amended Agreement, MassMutual, including its officers, directors, and partners, will not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Amended Agreement. The Current Agreement generally contains similar language, providing that MassMutual will not be liable, in the absence of its “willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties” under the Current Agreements for “any loss sustained by reason of good faith errors or omissions in connection with any matters to which this [Current] Agreement relates.” The proposed revisions are intended to provide greater clarity and uniformity to the language. In addition, the Amended Agreements make clear that MassMutual is not liable for the performance of a subadviser. The Amended Agreements also specifically limit MassMutual’s liability in certain circumstances when MassMutual has relied upon the advice of legal counsel or for any action reasonably taken or omitted to be taken in its capacity as investment adviser in reasonable reliance on any document, certificate, or instrument, which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. In some instances, the revised language may have the effect of limiting MassMutual’s liability beyond the extent provided under the Current Agreements.

Evaluation by the Board. On October 14, 2011, the Board held a meeting called for the purpose of considering, among other things, the Amended Agreements. In their consideration of the Amended Agreements, the Trustees noted that they recently had approved the continuation of the Current Agreements for all of the affected Funds (except in cases where the Funds were only recently organized), and they considered representations from MassMutual, and other information presented to them since that most recent approval, to the effect that there had been no material adverse change in the nature or quality of the services provided by MassMutual to any of the Funds. The Trustees noted that the differences between the Current and Amended Agreements did not appear intended to change in any material respect the nature or quality of the services to be provided by MassMutual to the Funds, but rather were intended principally to clarify the nature of MassMutual’s obligations to the Funds, particularly in cases where a subadviser has been appointed for some or all of a Fund’s assets, and the standard of care applicable to MassMutual’s performance of its obligations to the Funds. In light of the nature of these proposed changes to the Current Agreements, it was not deemed necessary to evaluate the Funds’ investment performance and whether the Funds’ fees reflected future expected economies of scale, factors that the Board had considered in the most recent approval of the Current Agreements. The Trustees considered that no change was being proposed to the advisory fees paid by any of the Funds to MassMutual, and that MassMutual does not anticipate that the Funds’ expenses will change in any material amount as a result of this proposed change. They also noted that the form of the Amended Agreements is intended to be the form that MassMutual expects to propose for all new mutual funds to be advised by it. On the basis of these and other factors, the Trustees voted to approve the Amended Agreements for all of the Funds and to recommend their approval by the shareholders of each Fund.

Prior to voting to approve the Amended Agreements, the independent Trustees met separately in executive session with independent counsel to the independent Trustees, to discuss the Amended Agreements. In arriving at a decision, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Additional Information Regarding MassMutual. MassMutual serves as each Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of October 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

For providing advisory services, the Funds paid MassMutual the following amounts during the fiscal year ended October 31, 2010:

Fund
Premier Money Market Fund	$2,392,786

Fund
Premier Short-Duration Bond Fund	$1,692,887
Premier Inflation-Protected and Income Fund	$1,293,554
Premier Core Bond Fund	$6,107,468
Premier Diversified Bond Fund	$1,423,978
Premier High Yield Fund	$847,145
Premier International Bond Fund	$170,405
Premier Balanced Fund	$600,069
Premier Value Fund	$1,046,622
Premier Disciplined Value Fund	$1,409,981
Premier Main Street Fund	$1,180,583
Premier Capital Appreciation Fund	$4,427,619
Premier Disciplined Growth Fund	$935,339
Premier Discovery Value Fund	$390,786
Premier Main Street Small/Mid Cap Fund	$469,609
Premier Small/Mid Cap Opportunities Fund	$1,148,635
Premier Global Fund	$3,150,442
Premier International Equity Fund	$5,865,550
Premier Focused International Fund	$846,770
Premier Strategic Emerging Markets Fund	$1,181,120

Additional Services. MassMutual also provides administrative and shareholder services to the Funds under separate Administrative and Shareholder Services Agreements pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class specific expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to such Administrative and Shareholder Services Agreements.

The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from 0.3085% to 0.4943% for Class N shares; 0.2144% to 0.4500% for Class A shares; 0.2144% to 0.4500% for Class L shares; 0.0144% to 0.3360% for Class S shares; 0.0644% to 0.3860% for Class Y shares, and 0.0400% to 0.0700% for Class Z shares.

For providing administrative and shareholder services, the Funds paid MassMutual the following amounts during the fiscal year ended October 31, 2010:

Fund
Premier Money Market Fund[1]	$791,742
Premier Short-Duration Bond Fund[2]	$797,004
Premier Inflation-Protected and Income Fund[3]	$333,574
Premier Core Bond Fund[4]	$1,644,722
Premier Diversified Bond Fund[5]	$589,274
Premier High Yield Fund	$357,083
Premier International Bond Fund	$16,966
Premier Balanced Fund[6]	$124,952
Premier Value Fund	$228,845
Premier Disciplined Value Fund	$417,098
Premier Main Street Fund	$310,499
Premier Capital Appreciation Fund	$1,104,562
Premier Disciplined Growth Fund	$188,362

Fund
Premier Discovery Value Fund	$82,400
Premier Main Street Small/Mid Cap Fund	$139,838
Premier Small/Mid Cap Opportunities Fund	$339,239
Premier Global Fund	$1,032,820
Premier International Equity Fund	$1,143,629
Premier Focused International Fund	$191,900
Premier Strategic Emerging Markets Fund	$154,196

[1]	From November 1, 2009 through October 31, 2010, MassMutual agreed to waive 0.22% of the administration fees for Class A of the Fund.
[2]	From November 1, 2009 through October 31, 2010, MassMutual agreed to waive 0.07% of the administration fees for Classes A, L, and N of the Fund.
[3]	From November 1, 2009 through October 31, 2010, MassMutual agreed to waive 0.10% of the administration fees for Classes A and N of the Fund.
[4]	From November 1, 2009 through October 31, 2010, MassMutual agreed to waive 0.08% of the administration fees for Classes A, L, and N of the Fund.
[5]	From November 1, 2009 through October 31, 2010, MassMutual agreed to waive 0.15% of the administration fees for Classes A, L, and N of the Fund.
[6]

From November 1, 2009 through October 31, 2010, MassMutual agreed to waive 0.02% of the administration fees for Classes A, L, Y, S, and N of the Fund. Class N of the Fund was eliminated on February 22, 2011.

In addition to the services described above, MassMutual also performs the function of transfer agent for the Funds. MassMutual does not receive any separate compensation for acting as transfer agent for the Funds.

MML Distributors, LLC (the “Distributor”) acts as a principal underwriter of the Funds, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006. The Distributor is a wholly-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts.

The Funds paid the Distributor or MassMutual the following amounts during the fiscal year ended October 31, 2010 under the Plan:

Fund	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Premier Money Market Fund	$578,598	—	—
Premier Short-Duration Bond Fund	$187,369	$17,592	$17,592

Fund	Class A 12b-1 Servicing Fees	Class N 12b-1 Servicing Fees	Class N 12b-1 Distribution Fees
Premier Inflation-Protected and Income Fund	$91,370	$744	$744
Premier Core Bond Fund	$476,740	$2,010	$2,010
Premier Diversified Bond Fund	$115,545	$2,105	$2,105
Premier High Yield Fund	$92,749	$1,792	$1,792
Premier International Bond Fund	$2,385	$26	$26
Premier Balanced Fund	$23,833	$27	$27
Premier Value Fund	$35,959	$289	$289
Premier Disciplined Value Fund	$26,320	$523	$523
Premier Main Street Fund	$24,859	$582	$582
Premier Capital Appreciation Fund	$408,280	$2,022	$2,022
Premier Disciplined Growth Fund	$10,673	$23	$23
Premier Discovery Value Fund	$43,956	$1,402	$1,402
Premier Main Street Small/Mid Cap Fund	$19,044	$290	$290
Premier Small/Mid Cap Opportunities Fund	$169,419	$14	$14
Premier Global Fund	$95,324	$1,906	$1,906
Premier International Equity Fund	$118,562	$45	$45
Premier Focused International Fund	$87,551	$2,223	$2,223
Premier Strategic Emerging Markets Fund	$949	$40	$40

MassMutual and its affiliates will continue to provide the services discussed in this section following the approval of the Amended Agreements.

Information Regarding Interested Directors and Officers of the Trust. For additional information regarding each officer and director of the Trust who is an officer, employee, director, general partner, or shareholder of MassMutual, please see Proposal 1 above.

Principal Executive Officer and Directors of MassMutual. The principal executive officer and directors of MassMutual and their principal occupations are set forth in the following table. The address for the principal executive officer and each director is 1295 State Street, Springfield, Massachusetts, 01111.

Name	Position with MassMutual	Principal Occupation
Roger W. Crandall	Chairman, President and Chief Executive Officer and Director	Chairman, President and Chief Executive Officer and Director, MassMutual

Thomas C. Barry	Director	Founder and CEO, Zephyr Management, L.P.

Cristóbal I. Conde	Director	Retired

Kathleen A. Corbet	Director	Founder and Principal, Cross Ridge Capital, LLC

James H. DeGraffenreidt, Jr.	Director	Retired

Patricia Diaz Dennis	Director	Retired

Robert A. Essner	Lead Director	Retired

Robert M. Furek	Director	Chairman and CEO, Catelectric Corp.

Raymond W. LeBoeuf	Director	Retired

Name	Position with MassMutual	Principal Occupation
Cathy E. Minehan	Director	Dean, Simmons College School of Management; Managing Director, Arlington Advisory Partners

Marc F. Racicot	Director	Retired

William T. Spitz	Director	Co-Founder, Director, and Principal, Diversified Trust Company

H. Todd Stitzer	Director	Retired

Comparable Funds for which MassMutual Serves as Investment Adviser. MassMutual currently manages certain funds with investment objectives that are similar to the Funds. The table below identifies each such fund, its net assets as of September 30, 2011, and MassMutual’s investment advisory fee rate with respect to the fund.

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
Premier Money Market Fund	MML Money Market Fund	$192,896,992	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million[1]

Premier Short-Duration Bond Fund	MML Short-Duration Bond Fund	$232,624,056	0.40%

Premier Inflation-Protected and Income Fund	MML Inflation-Protected and Income Fund	$433,818,216	0.60% on the first $100 million; 0.55% on the next $200 million; 0.50% on the next $200 million; and 0.45% on assets over $500 million

Premier Core Bond Fund	MML Managed Bond Fund	$934,381,808	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million

Premier High Yield Fund	MML High Yield Fund	$68,274,396	0.60%[2]

Premier Balanced Fund	MML Blend Fund	$538,123,322	0.50% on the first $100 million; 0.45% on the next $200 million; 0.40% on the next $200 million; and 0.35% on assets over $500 million

Fund	Comparable Fund	Net Assets of Comparable Fund as of September 30, 2011	Investment Advisory Fee Rate of Comparable Fund
Premier Main Street Small/Mid Cap Fund	MML Small/Mid Cap Equity Fund	$94,678,980	0.65% on the first $100 million; 0.60% on the next $100 million; 0.55% on the next $300 million; and 0.50% on assets over $500 million

	Premier Small/Mid Cap Opportunities Fund	$158,543,901	0.58%

Premier Small/Mid Cap Opportunities Fund	MML Small/Mid Cap Equity Fund	$94,678,980	0.65% on the first $100 million; 0.60% on the next $100 million; 0.55% on the next $300 million; and 0.50% on assets over $500 million

	Premier Main Street Small/Mid Cap Fund	$58,211,147	0.58%

Premier Strategic Emerging Markets Fund	MML Strategic Emerging Markets Fund	$21,084,791	1.05%

[1]

For MML Money Market, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

[2]

Pursuant to a written agreement, MassMutual has agreed to waive 0.10% of the management fee of the Fund through April 30, 2012. The agreement can only be terminated by mutual consent of the Board on behalf of the Fund and MassMutual.

Affiliated Brokerage Commissions. The following table discloses, for those Funds that paid brokerage commissions to an affiliated broker of its investment adviser or subadviser, the aggregate amount of commissions paid to such affiliated broker and the percentage of the Fund’s aggregate brokerage commissions paid to any such affiliated broker during the fiscal year ended October 31, 2010.

Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates
Jefferies and Company
Premier Value Fund[1]	$6,887	1.63%
Premier Main Street Fund[1]	$2,843	1.84%
Premier Capital Appreciation Fund	$4,335	0.73%
Premier Discovery Value Fund[1]	$906	1.09%
Premier Main Street Small/Mid Cap Fund[1]	$4,405	3.52%
Premier Small/Mid Cap Opportunities Fund[1]	$12,583	4.42%

[1]	Includes affiliated trading platforms of Jefferies and Company.

IV.   PROPOSAL 4: TO APPROVE AN AMENDMENT TO THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state a “fundamental” investment restriction regarding the purchase and sale of commodities. Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act). The proposed fundamental restriction has been adopted by the newest Funds in the MassMutual fund complex, and the Adviser and the Board consider this policy to be well suited to today’s regulatory and investment environments. The Adviser and the Board therefore recommend that shareholders approve the proposed amended fundamental investment restriction related to investments in commodities. The change is intended to make clear that the flexibility provided under the investment restriction would allow each Fund to engage not only in “financial” transactions, but in commodity transactions generally. The change is also intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. MassMutual has proposed that this change be implemented for existing mutual funds managed by it, and adopted by new mutual funds it manages, in order to reflect the fact that increasing numbers of mutual funds are using investments in commodity transactions to meet their investment objectives. The principal benefit to the Funds of this change is the potentially reduced administrative and compliance burdens, resulting from the alignment of this restriction with those of the other funds in the MassMutual fund complex. MassMutual does not anticipate any change in the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions, although the revised policy would generally provide the Funds greater flexibility to enter into commodity transactions in a case where MassMutual or a Fund’s subadviser might consider such transactions appropriate.

Shareholders of each Fund should consider comparing their Fund’s current restriction (shown below) with the proposed restriction. The column on the left below lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts. The column on the right lists the proposed fundamental investment restriction.

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Each Fund may not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

Each Fund may not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political, and regulatory developments.

Shareholders of a Fund may vote in favor or against the Proposal. The Trustees, including all of the independent Trustees, approved this Proposal and recommend that shareholders of each Fund approve the Proposal. Subject to receipt of the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, the proposed fundamental investment restriction will be put in place for such Fund.

OTHER INFORMATION

Certain additional information regarding the Trust and the Funds is presented below.

Investment Adviser’s Address. The address of the Funds’ investment adviser, MassMutual, is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator, and Sub-Administrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of MassMutual. MassMutual serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2009 and 2010 fiscal years, as well as the current fiscal year.

Deloitte & Touche and its affiliates provide audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

Audit Fees. The aggregate Audit Fees billed to the Funds by Deloitte & Touche and its affiliates for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche and its affiliates in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended October 31, 2009 and 2010 are shown in the table below.

2010*	2009*
$585,770	$900,550

*	Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche and its affiliates that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations, and audits in connection with acquisitions, internal control reviews, and consultation concerning financial accounting and reporting standards. No such fees were billed to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended October 31, 2009 and 2010. The aggregate fees billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended October 31, 2009 and 2010 are shown in the table below*.

2010**	2009**
$117,100	$0

*	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.
**	Aggregate amounts may reflect rounding. The 2010 audit-related fees were for work performed in connection with an internal control review.

Tax Fees. Tax Fees would include tax compliance, tax advice, and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended October 31, 2009 and 2010 are shown in the table below.

2010*	2009*
$108,823	$100,400

*	Aggregate amounts may reflect rounding.

No such fees were billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended October 31, 2009 and 2010**.

**	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche and its affiliates other than the services reported under the prior three categories. No such fees were billed to the Funds by Deloitte & Touche for the Funds’ past two fiscal years ended October 31, 2009 and 2010. No such fees were billed to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds by Deloitte & Touche and its affiliates for the Funds’ past two fiscal years ended October 31, 2009 and 2010*.

*	Refers to fees that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Trust.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche and its affiliates to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were pre-approved by the Funds’ Audit Committee.

Deloitte & Touche and its affiliates billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended October 31, 2009 and 2010 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Exchange Act.

2010*	2009*
$988,917	$508,718

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended October 31, 2010, and semi-annual report for the period ended April 30, 2011, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its report for the fiscal year ended October 31, 2010, or semi-annual period ended April 30, 2011, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares. Exhibit 5 to this Information Statement lists the total number of shares outstanding as of October 17, 2011 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Purchasers of shares of the Funds must have an agreement with MassMutual or an affiliate of MassMutual to purchase shares of the Funds.

Ownership by Officers of the Trust. As of August 31, 2011, the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Exhibit 1

MassMutual Premier Funds

MML Series Investment Fund II

Nominating and Independent Trustees’ Matters Committee Charter

As Amended November 24, 2009

Introduction

The Board of Trustees (the “Board”) of the MassMutual Premier Funds and MML Series Investment Fund II (collectively, the “Trust”) has adopted this Nominating and Independent Trustees’ Matters Committee Charter (the “Charter”) to govern the activities of its Nominating and Independent Trustees’ Matters Committee (the “Committee”).

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify individuals qualified to become independent[1] members of the Board in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To evaluate the qualifications of Independent Trustee candidates;

(iii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv)	To set any necessary standards or qualifications for service on the Board; and

(v)	To perform such governance responsibilities as set forth herein.

The nomination of interested Trustees shall be the responsibility of the entire Board.

Organization and Governance

(a) Composition. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The members of the Committee each shall be an Independent Trustee and shall be appointed by the vote of a majority of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board may designate a member of the Committee as the chairperson of the Committee. A Committee member may resign from the Committee without resigning from the Board.

(b) Meetings. The Committee shall not have regularly scheduled meetings. Committee meetings shall be held as, and when, the Committee, its chairperson (if any) or the Board determines may be necessary or appropriate. The chairperson of the Committee shall preside at each meeting and, in the absence of the chairperson, one of the other members of the Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of the Trust’s management to prepare draft agendas and related background information for each Committee meeting.

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust.

Exhibit 1-1

(c) Meeting Proceedings. All meetings of the Committee shall be held pursuant to the Trust’s Bylaws, except as provided by law or the following provisions:

(i)	Notice. Notice shall be given as provided for meetings of the full Board.

(ii)	Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the members voting upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

(iii)	Action by Vote. When a quorum is present at any meeting, a majority of Committee members present may take any action properly before the meeting.

(iv)	Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if a majority of the Committee members consent to the action in writing. Such written consents shall be filed with the records of the meetings of the Committee and shall be treated for all purposes as a vote taken at a Committee meeting.

(v)	Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

(vi)	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

(vii)	Reports. Reports of meetings of the Committee, and any recommendations of the Committee, shall be made to the Board at its next regularly scheduled meeting following the Committee meeting.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.

(b) Consideration of Independent Trustee Candidates Recommended by Trust Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise; and

(v)	an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

Exhibit 1-2

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the value of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Governance Responsibilities

(a) The Committee shall review and make recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer as described more fully below.

(b)	The Committee shall monitor the independence of legal counsel for the Independent Trustees.

(c) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

(d)	The Committee shall review this Charter periodically and recommend any changes to the full Board.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. The Committee shall also evaluate at least once every year the level and structure of the compensation of the Trust’s Chief Compliance Officer. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of investment company trustees and senior compliance officers. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation. The compensation of the Trust’s Chief Compliance Officer must be approved separately by majority vote of the Independent Trustees and may not be changed without their approval.

Exhibit 1-3

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of the Trust must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i) a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Candidate”);

(B)	the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

(ii) the written and signed consent of the Candidate to be named as a nominee, consenting to: (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series and class of the Trust owned beneficially and of record by the recommending shareholder;

(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v) such other information as the Committee may require the Candidate to furnish, as the Committee may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee, or to satisfy applicable law.

Exhibit 1-4

Exhibit 2

Declaration of Trust Comparison Chart*

	Current Declaration of Trust	Proposed Declaration of Trust
Shareholder Voting Rights	Shareholders of any particular series or class are not entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote will be voted by individual series, unless otherwise required by the 1940 Act or other applicable law or as specifically required under the Declaration of Trust or the Bylaws or as otherwise determined by the Trustees.	Shareholders of any particular series or class are not entitled to vote on any matters as to which such series or class is not affected. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote will, except as otherwise provided in the Declaration of Trust or in the Bylaws, be voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares will be voted by individual series or class as the Trustees determine, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes are entitled to vote on the matter.

Establishing or Eliminating Series or Classes of Shares

The establishment and designation of any series or class of shares in addition to the series or classes established and designated in the Declaration of Trust will be effective upon the execution by a majority of the then Trustees of an amendment to the Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of such series or class, or as otherwise provided in such instrument.

At any time that there are no shares outstanding of any particular series previously established and designated, the Trustees may amend the Declaration of Trust to abolish that series and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided above.

The establishment and designation of any series of shares in addition to the series established and designated in the Declaration of Trust will be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such series and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution. The establishment and designation of any class of shares in addition to the classes established and designated in the Declaration of Trust will be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution.

Exhibit 2-1

	Current Declaration of Trust	Proposed Declaration of Trust

At any time that there are no shares outstanding of any particular series previously established and designated, the Trustees may abolish and rescind the establishment and designation of that series, by vote or written consent of a majority of the then Trustees. At any time that there are no shares outstanding of any particular class previously established and designated of a series, the Trustees may abolish that class and rescind the establishment and designation thereof, by vote or written consent of a majority of the then Trustees.

Trustee Power to Amend Organizational Document

The Trustees have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes; provided that before adopting any such amendment in clause (i) without shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders. Without limiting the generality of the foregoing, the Trustees may, for the above-stated purposes, amend the Declaration of Trust to make certain changes to certain provisions relating to shares.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the shares entitled to vote, except that amendments of certain provisions relating to shares or having the purpose of changing the name

Trustees have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the Declaration of Trust for the purpose of, without limitation, (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes.

The Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust, including without limitation by way of an amendment and restatement. Shareholders have the right to vote only (a) to the extent required by applicable law or otherwise required by the Declaration of Trust or the Bylaws as in effect at the time or (b) as the Trustees may otherwise determine.

Exhibit 2-2

	Current Declaration of Trust	Proposed Declaration of Trust
of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing, any defective or inconsistent provision contained in the Declaration of Trust shall not require authorization by shareholder vote.

Merger or Consolidation

The Trustees have the authority, without the approval of the shareholders of any series or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more series or classes into assets and liabilities belonging to a single series or class.

The Trustees may cause the Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding shares, as such phrase is defined in the 1940 Act; provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

The Trustees have the authority, without the approval of the shareholders of any series or class, as applicable, unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more series (or the assets allocable to any two or more classes) into assets and liabilities belonging (or allocable) to a single eries or class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or any Series as set forth in the Declaration of Trust.

The Trust, or any one or more series or classes of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, class, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, or classes (including any series or classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, or classes (including any series or classes of

Exhibit 2-3

	Current Declaration of Trust	Proposed Declaration of Trust

the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series or class, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the then Trustees without the approval of shareholders of the Trust or relevant series or class.

Trustee Liability

The Declaration of Trust states that Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees. In addition, trustees are not personally liable for any neglect or wrongdoing of any officer, agent, employee, Manager or principal underwriter of the Trust, or for any act or omission of any other Trustee.

The bylaws state the following:

“For purposes of (1) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (2) indemnification of a Trustee pursuant to Article VIII, Section 1 of the Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee

The Proposed Declaration of Trust retains the same language as the Current Declaration and adds the following language:

“For purposes of (a) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (b) indemnification of a Trustee pursuant to Article VIII of this Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, the appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such an appointment, designation or identification or of such knowledge, experience or qualification,

Exhibit 2-4

	Current Declaration of Trust	Proposed Declaration of Trust

being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would apply in the absence of such a determination or such knowledge, experience or qualification.”

nor shall such an appointment, designation or identification or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such an appointment, designation or identification or such knowledge, experience or qualification.”

Trustee Indemnification

The Trust indemnifies each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”)) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid

The Trust indemnifies every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Exhibit 2-5

Current Declaration of Trust	Proposed Declaration of Trust

from time to time by Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the

Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that

Exhibit 2-6

Current Declaration of Trust	Proposed Declaration of Trust

duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any such approval shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

such Covered Person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

For purposes of the determination or opinion to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the

Exhibit 2-7

Current Declaration of Trust	Proposed Declaration of Trust

Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

The right of indemnification provided by the Declaration of Trust shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.

*	Please note that the provisions in the chart have been edited to enhance their readability. The chart is qualified entirely by reference to the form of Proposed Declaration.

Exhibit 2-8

Exhibit 3

FORM OF

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

~~THE DLB FUND GROUP [The Premier Funds]~~

MASSMUTUAL PREMIER FUNDS

Exhibit 3-a

Exhibit 3-b

AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

MASSMUTUAL PREMIER FUNDS

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made in ~~Boston,~~ Springfield, Massachusetts this ~~1st~~            day of ~~August, 1994~~            , 2011 by the ~~Trustee~~Trustees hereunder and the holders of shares of beneficial interest issued ~~hereunder~~ and to be issued hereunder as hereinafter provided~~:~~ , amends and restates the Agreement and Declaration of Trust made in Boston, Massachusetts the 1st day of August, 1994, as amended.

~~WITNESSETH that~~ WHEREAS, pursuant to Article IX, Section 8 of the Agreement and Declaration of Trust, the Trustees of the Trust have determined that the Agreement and Declaration of Trust should be amended and restated in its entirety as hereinafter set forth; and

WHEREAS, the shareholders of the Trust have approved this Amended and Restated Agreement and Declaration of Trust as provided in Article IX, Section 8 of the Agreement and Declaration of Trust; and

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth~~.~~ ;

NOW, THEREFORE, the Trustees ~~hereby direct that this Agreement and Declaration of Trust be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of every city or town where such association or trust has a usual place of business, and do hereby~~ hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the ~~pro rata~~ benefit of the holders from time to time of ~~Shares~~shares in this ~~trust~~Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. Name. This Trust shall be known as ~~The~~ “MassMutual Premier ~~funds~~Funds”, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided,

(a) “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

(b) “Trustees” refers to the ~~Trustee~~Trustees of the Trust ~~named in Article IV hereof or any Trustees elected in accordance with such Article;~~ at this date and the persons serving in such office from time to time in the future;

(c) “Shares” means the equal proportionate units ~~or interest~~ into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust (or in the property belonging to any Series allocable to any Class of that Series) (as the context may require) shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

Exhibit 3-1

(e) “1940 Act” refers to the Investment Company Act of 1940 and the ~~Rules~~rules and ~~Regulations~~ regulations thereunder, all as amended from time to time;

(f) The terms “Commission” and “principal underwriter” shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” and “this Declaration” shall mean this Amended and Restated Agreement and Declaration of Trust, as further amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust as amended from time to time;

(i) “Series Company” refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(j) “Series” refers to the Series of Shares established and designated under or in accordance with the provisions of Article III; and

(k) “Class” refers to any ~~Class~~class of Shares of a Series established and designated under or in accordance with the provisions of Article III. The Shares of a Class shall represent a subset of Shares of a Series, and the Shares of each Class, together with the Shares of all other Classes of the same Series, shall constitute all Shares of that Series.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities (including options), debt instruments, money market instruments, commodities, commodity contracts and options thereon.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, without par value. Subject to the provisions of Section 6 of this Article III, each Share shall have the voting rights as provided in Article V hereof, and holders of the Shares of any Series or Class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. No Share shall have any priority or preference over any other Share of the same Series and Class with respect to dividends or distributions upon termination of the Trust or of such Series or Class made pursuant to Article IX, Section 4 hereof. Unless the Trustees have authorized the issuance of Shares of a Series in two or more Classes, all dividends and distributions shall be made ratably among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be. The Trustees may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest of the Shares of that Series or Class in the assets belonging to that Series (or allocable to the Shares of that Class) or in any way affecting the rights of Shares of any other Series or Class.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of

Exhibit 3-2

Shares of each Series and Class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each Shareholder.

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners of each other. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of, without limitation, (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or Classes in addition to the Series or Classes established in Section 6 of this ~~Article III; provided that before adopting any such amendment in clause (i) without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders.~~ Article III. The establishment ~~and designation of any Series or Class of~~ and designation of any Series of Shares in addition to the Series established and designated in Section 6 of this Article III shall be effective upon the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such resolution. The establishment and designation of any Class of Shares in addition to the ~~Series or~~ Classes established ~~and~~ and designated in Section 6 of this Article III shall be effective upon the ~~execution by~~adoption by vote or written consent of a majority of the then Trustees of ~~an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise,~~ a resolution setting forth such establishment ~~and~~ and designation and the relative rights and preferences of such ~~Series or~~ Class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such ~~instrument~~resolution.

Without limiting the generality of the foregoing, the Trustees may, ~~for the above-stated purposes, amend the Declaration of Trust to:~~ without the approval of Shareholders:

(a) create one or more Series or Classes of Shares (with respect to or in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine, and reclassify any or all outstanding Shares as shares of particular Series or Classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (j) of Section 6 of this Article III;

Exhibit 3-3

(c) combine one or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;

(d) change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any ~~merger or~~ consolidation ~~of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;~~ , merger or transfer of assets of the Trust or a Series as set forth in Article IX, Section 5;

(e) change the designation of any Series or Class of Shares;

(f) change the method of allocating dividends among the various Series and Classes of Shares;

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or Classes of Shares;

(h) specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes; ~~or~~ and

~~(i)~~ (i) divide one or more Series of Shares into one or more Classes on such terms and conditions as the Trustees may determine.

Section 6. ~~Establishment and Designation of Series. Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or Classes or to modify the rights and preferences of any Series or Classes, (i) the “MassMutual Barings Global Dynamic Asset Allocation Fund”, the "MassMutual Premier Core Bond Fund", the "MassMutual Premier Value Fund", the "MassMutual Premier Small/Mid Cap Opportunities Fund", the "MassMutual Premier High Yield Fund", the “MassMutual Premier Disciplined Growth Fund”, the “MassMutual Premier Disciplined Value Fund”, the “MassMutual Premier Money Market Fund”, the “MassMutual Premier Short-Duration Bond Fund”, the “MassMutual Premier Inflation-Protected and Income Fund”, the “MassMutual Premier Diversified Bond Fund”, the “MassMutual Premier Balanced Fund”, the “MassMutual Premier International Equity Fund”, the MassMutual Premier Capital Appreciation Fund”, the “MassMutual Premier Global Fund”, the “MassMutual Premier Main Street Fund”, the “MassMutual Premier Discovery Value Fund”, the “MassMutual Premier Focused International Fund”, the “MassMutual Premier Main Street Small/Mid Cap Fund”, the “MassMutual Premier International Bond Fund” and the “MassMutual Premier Strategic Emerging Markets Fund” shall be, and hereby are, established and designated as separate Series of the Trust; (ii) the Class S Shares, the Class Y Shares, the Class L Shares, the Class A Shares and the Class N Shares shall be, and they hereby are, established and designated as the Classes of Shares of each Series of the Trust, with each such Class of Shares having such relative rights or preferences as set forth in the Trust’s Rule 18f-3 Plan, as the same may be amended from time to time; (iii) the Class Z Shares shall be, and it hereby is, established and designated as a Class of Shares of the MassMutual Premier Core Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund, with such Class of Shares having such relative rights or preferences as set forth in the Trust’s Rule 18f-3 Plan, as the same may be amended from time to time; (iv) the outstanding Shares of the MassMutual Core Bond Fund, MassMutual Core Growth Fund and MassMutual Small Capitalization Value Fund shall be, effective immediately prior to the open of business on November 1, 2004, designated as Class S Shares; (v) the outstanding Shares of the MassMutual Premier Small Company Opportunities Fund shall be, effective immediately prior to the open of business on November 1, 2004, designated as Class A Shares; (vi) the outstanding Shares of the MassMutual Premier Value~~

Exhibit 3-4

~~Fund shall be, effective immediately prior to the open of business on November 1, 2004, designated as Class L Shares; (vii) the outstanding Shares of the MassMutual Premier High Yield Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Enhanced Index Growth Fund, and the MassMutual Premier Enhanced Index Value Fund shall be, effective immediately prior to the open of business on November 1, 2004, designated as Class Y Shares; (viii) the outstanding Class L Shares of the MassMutual Premier Money Market Fund shall be, effective immediately prior to the open of business on July 27, 2009, combined with the outstanding Class S Shares of such Fund, each outstanding Class L Share thereby being converted into one Class S Share; and (ix) the Class N Shares of the MassMutual Premier Money Market Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier International Equity Fund and MassMutual Premier Strategic Emerging Markets Fund shall be terminated, effective February 22, 2011.~~Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or Classes or to modify the rights and preferences of any Series or Classes, the following Series and Classes have been and are established and designated as of the date of this amendment and restatement:

[To be updated based on outstanding series and classes at signing]

Shares of each Series established in this Section 6 shall have the following rights and preferences relative to Shares of each other Series together with such other rights and preferences relative to such other Series as are set forth in any resolution of the Trustees establishing and designating such Series of Shares, and Shares of each Class of a Series divided into two or more Classes shall have such rights and preferences relative to other Classes of the same Series as are set forth below, together with such other rights and preferences relative to such other Classes as are set forth in any resolution of the Trustees establishing and designating such Class of Shares:

(a) Assets Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time, in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities belonging to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the ~~shareholders~~Shareholders of all Series for all purposes.

Exhibit 3-5

~~(c) Dividends,~~ (c) Apportionment of Assets etc. in Case of Series with Multiple Classes. In the case of any Series whose Shares are issued in two or more Classes, to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs, and reserves belonging or attributable to that Series may be allocated or attributed to a particular Class of Shares of that Series or apportioned among two or more Classes of such Series; and (ii) Shares of any Class of such Series may have priority or preference over Shares of other Classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series of Class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same Class and that all dividends and distributions to Shareholders of a particular Class shall be made ratably among all Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

(d) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series) with respect to, nor any redemption or repurchase of, the Shares of any Series shall be effected by the Trust other than from the assets belonging to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets belonging to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.

(~~d~~e) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or Class shall not be entitled to vote on any matters as to which such Series or Class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall ~~be voted by individual Series, unless otherwise~~, except as otherwise provided in this Declaration or in the Bylaws, be voted in the aggregate as a single class without regard to Series or Class of Shares, except that (i) when required by the 1940 Act or ~~other applicable law or as specifically required under this Declaration or the Bylaws or as otherwise determined by the Trustees.~~ when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class as the Trustees shall determine, and (ii) when the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

(~~e) Equality.~~ f) Equality. Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any Classes of Shares of a Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets and liabilities belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular Class of Shares of a Series shall represent an equal proportionate interest in the assets ~~and liabilities~~ belonging ~~to that Series allocable to that Class and all Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series~~to that Class (subject to the liabilities belonging to that ~~Series~~Class), and each Share of any particular ~~Series~~ Class shall be equal to each other Share of that ~~Series.~~ Class.

(~~f~~g) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(~~g~~h) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Classes of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(~~h~~i) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, as applicable, unless otherwise required by applicable law, to combine the

Exhibit 3-6

assets and liabilities belonging to any two or more Series ~~or~~(or the assets allocable to any two or more Classes ) into assets and liabilities belonging (or allocable) to a single Series or Class~~.~~ on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or any Series as set forth in Article IX, Section 5.

~~(i)~~(j) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may ~~amend this Declaration of Trust to abolish that Series and to~~abolish and rescind the establishment and designation of that Series, by vote or written consent of a majority of the then Trustees. At any time that there are no Shares outstanding of any particular Class previously established and designated of a Series, the Trustees may abolish that Class and rescind the establishment and designation thereof, ~~such amendment to be effected in the manner provided in Section 5 of this Article III.~~ by vote or written consent of a majority of the then Trustees.

~~(j) Assets and Liabilities Allocable to a Class. The assets and liabilities belonging to a Series shall be fully allocated among all the Classes of that Series. For purposes of determining the assets and liabilities belonging to a Series which are allocable to a Class of that Series, subject to the provisions of paragraph (f) of Section 5 of this Article III, the provisions of paragraphs (a) and (b) of this Section 6 shall apply, mutatis mutandis, as if each Class were a Series.~~

Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or Class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 9. Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of this Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Series would otherwise result. Such demand shall be mailed to the ~~Clerk~~Secretary of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a Series shall be subject to the right of the Shareholders under Article V, Section 1 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

ARTICLE IV

The Trustees

Section 1. Election and Tenure. The ~~initial Trustee shall be Peter C. Thompson.~~ Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, ~~until the next meeting of Shareholders called for the purpose of electing Trustees and~~ until the election and qualification of his or her successor. Any Trustee may

Exhibit 3-7

resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose and to the extent required by applicable law.

Section 2. Effect of Death, Resignation, Etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities or investment transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); they may remove Trustees from their number with or without cause; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; they may retain a transfer agent or a shareholder servicing agent, or both; they may provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; they may set record dates for the determination of Shareholders with respect to various matters; and in general they may delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

(e) To hold any security or other property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or other investment which is held in the Trust; to consent to any contract,

Exhibit 3-8

lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or other property held in the Trust;

(g) To join with other security holders or investors in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security or other investment to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or other investment (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds or other property;

(k) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(~~l~~1) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; ~~and~~

(m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust~~.~~ ;

(n) To enter into forward commitments, futures contracts and swap contracts and to buy and sell options on futures contracts or swap contracts and to buy, sell, and /or to enter into transactions with respect to any other securities or derivative instruments~~.~~ ; and

(o) To engage in any other lawful act or activity in which corporations organized under the Massachusetts Business Corporation Act may engage.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the ~~Trustee's~~ Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or manager,

Exhibit 3-9

administrator, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series with ~~David L. Babson & Co., Inc.~~Massachusetts Mutual Life Insurance Company or any other partnership, corporation, trust, association or other organization (the "Manager"); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other partnership, corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor, principal underwriter or placement agent for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, administrator, adviser, principal underwriter, placement agent, distributor or affiliate or agent of or for any partnership, corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or placement agreement, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any partnership, corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or placement agreement, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent

Exhibit 3-10

and as provided in Article IX, Section 8, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or Class to the extent and as provided in Article IX, Section 4, and (v) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or Class are outstanding the Trustees may exercise all rights of Shareholders of that Series or Class with respect to matters affecting that Series or Class and may with respect to that Series or Class take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholders’ address as it appears on the records of the Trust~~.~~ or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the Bylaws or by this Declaration of Trust, 10% of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or ~~Class~~Classes is to vote as a single class separate from any other Shares ~~which are to vote on the same matters as a separate class or classes,~~ , 10% of the Shares of ~~each~~ such ~~class entitled to vote~~Class shall constitute a quorum at a ~~Shareholder's~~ Shareholders’ meeting of that ~~class~~Class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws ~~or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or Class of Shares,~~ or by law, or when the Trustees determine in their discretion to require a larger vote. In any case where Shares of one or more Series or Classes are voted separately, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares ~~of such Series or class which are entitled to vote, voting separately,~~voted shall be required to decide such question.

Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws) ~~and/or holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately~~

Exhibit 3-11

~~on the matter~~ consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or Class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time as the record date for determining the Shareholders of such Series or Class having the right to notice of and to vote at such a meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or Class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or Class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or ~~Class~~Classes for all or any part of the period between a record date and a meeting of ~~shareholders~~Shareholders or the payment of a distribution. Nothing in this section shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6. Additional Provisions. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

ARTICLE VI

Net Income, Distributions, and Redemptions and Repurchases

Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series or Class, in ~~shares~~Shares of that Series or Class, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series or Class and may from time to time distribute to the Shareholders of each Series or Class, in shares of that Series or Class, cash or otherwise, such additional amounts, but only from the assets belonging to such Series (or allocable to such Class), as they may authorize. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust at the date and time of record established for that payment of such dividend or distributions.

The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or Class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the Bylaws. Determinations of net income of any Series or Class and determination of income, asset values, capital gains, expenses, and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

If, for any reason, the net income of any Series or Class determined at any time is a negative amount, in the discretion of the Trustees the pro rata share of such negative amount allocable to each Shareholder of such Series or Class may constitute a liability of such Shareholder to that Series or Class which shall be paid out of such Shareholder~~'~~’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or Class in the account of such Shareholder, or (z) otherwise.

Exhibit 3-12

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the ~~Bylaws, the 1940 Act and the rules of the Commission. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made or in accordance with such other procedures, consistent with the 1940 Act and the rules of the Commission, as the Trustees may from time to time authorize. The obligation set forth in this Section 2 is subject to the provision that in the event that at any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees.~~ policies and procedures that may be adopted from time to time by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interests of the remaining Shareholders ~~of the Series or Class the Shares of which are being redeemed. In making any such payment wholly or partly in kind, the Trust shall, so far as may be practicable, deliver assets which approximate the diversification of all of the assets belonging at the time to the Series or Class the Shares of which are being redeemed. Subject to the foregoing, the fair value,~~ of the Series or Class the Shares of which are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section ~~1~~2 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or Class.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment of compensation for the same by the Trust.

Section 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust

Exhibit 3-13

shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Indemnification

Section 1. Trustees, Officers, Etc. The Trust shall indemnify ~~each of its Trustees and officers~~every person who is or has been a Trustee or officer (including persons who serve at the Trust~~'~~’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil ~~or~~, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Exhibit 3-14

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person~~; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.~~.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Section ~~4.~~ 6. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular Series of Shares of which he or she is or was a Shareholder.

ARTICLE IX

Miscellaneous

Section 1. Trustees, Shareholders, Etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or to the assets of that particular Series for payment under such credit, contract or claim; and neither Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or ~~officer or~~ otherwise shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the ~~shareholders~~ Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series for the benefit of which the Trustees have caused the note, bond, contract,

Exhibit 3-15

instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

For purposes of (a) any standard of care applicable to a Trustee in the discharge of his or her duties as a trustee and (b) indemnification of a Trustee pursuant to Article VIII of this Declaration of Trust, the conduct of the Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, the appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such an appointment, designation or identification or of such knowledge, experience or qualification, nor shall such an appointment, designation or identification or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such an appointment, designation or identification or such knowledge, experience or qualification.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Termination of Trust or Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 50% of the Shares of each Series entitled to vote and voting separately by Series or by the Trustees by written notice to the Shareholders. Any Series or Class may be terminated at any time by vote of at least 50% of the Shares of that Series or Class or by the Trustees by written notice to the Shareholders of that Series or Class.

Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular Class, as the case may be), to distributable form in cash or shares or other securities or other property, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular Class, as the case may be) to the Shareholders of that Series (or Class as the case may be), as a Series (or Class as the case may be), ratably according to the number of Shares of that Series (or Class as the case may be) held by the several Shareholders on the date of termination.

Section 5. ~~Merger and Consolidation. The Trustees may cause the Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding Shares, as such phrase is defined in the 1940 Act; provided that in all~~

Exhibit 3-16

~~respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.~~ Merger, Consolidation or Transfer. The Trust, or any one or more Series or Classes of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, or Classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, Class, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, or Classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, or classes (including any Series or Classes of the Trust), sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series or Class, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the then Trustees without the approval of Shareholders of the Trust or relevant Series or Class.

Section 6. Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein”, “hereof” and “hereunder” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. ~~Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the Shares entitled to vote, except that amendments described in Article III, Section 5 hereof or having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.~~ Amendments. The Trustees may without shareholder vote amend or otherwise supplement this Declaration of Trust, including without limitation by way of an amendment and restatement. Shareholders shall have the right to vote only (a) to the extent required by applicable law or otherwise required by this Declaration of Trust or the Bylaws as in effect at the time or (b) as the Trustees may otherwise determine.

IN WITNESS WHEREOF, this Amended and Restated Agreement and Declaration of Trust is hereby adopted by the Trustees as of this [            ] day of [            ], 201[1].

[Signature Blocks Follow]

Exhibit 3-17

Exhibit 4

FORM OF

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

for Premier [            ] Fund

This Amended and Restated INVESTMENT MANAGEMENT AGREEMENT (the “Management Agreement”), dated as of [date], is between Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ~~corporation~~ (the “Manager”), and MassMutual Premier Funds, a Massachusetts business trust (the “Trust”), ~~effective this             day of             , 200[]~~ on behalf of its series MassMutual Premier             Fund (the “Fund”).

WHEREAS, the Trust is an open-end ~~diversified~~ management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”)~~;WHEREAS, MassMutual Premier             Fund (the "Fund") is a series of the Trust~~;

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)~~,~~; and

WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

WHEREAS, the Trust and the Manager wish to amend and restate the Investment Management Agreement between them originally dated [date];

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.    General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth~~. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to~~, in each case in accordance with:

(a) the provisions of the 1940 Act, the Advisers Act and any rules or regulations thereunder;

(b) any other applicable provisions of state or federal law;

(c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the “Trust Documents”);

(d) policies and determinations of the Board of Trustees of the Trust;

(e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

(f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

Exhibit 4-1

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund~~, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market~~.

2.    Duties of the Manager.

(a) The Manager shall, subject to the direction and control ~~by~~of the Trust's Board of Trustees (i) ~~regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the~~(except to the extent an investment subadviser (each, a “Subadviser”), as defined below, has been retained in respect of some or all of the assets of the Fund) furnish continuously an investment program for the Fund and make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities ~~and other investments held in the portfolio of the Fund~~; and (~~iv~~ii) provide reports on the foregoing to the Board of Trustees at each Board meeting.

(b) ~~Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.~~In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall take the following actions in respect of the performance by the Subadviser of its obligations in respect of the Fund:

-	perform periodic detailed analysis and review of the performance by the Subadviser of its obligations to the Fund, including without limitation a review of the Subadviser’s investment performance in respect of the Fund and in respect of other accounts managed by the Subadviser with similar investment strategies;
-	prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board of Trustees may reasonably request;
-	review and consider any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and make appropriate reports to the Board of Trustees;
-	review and consider any changes in the ownership or senior management of the Subadviser and make appropriate reports to the Board of Trustees;
-	perform periodic in-person or telephonic diligence meetings with representatives of the Subadviser;
-	assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the subadvisory agreement with the Subadviser and annual consideration of the agreement thereafter;
-	at the request of the Board of Trustees, prepare recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser;
-	at the request of the Board of Trustees, identify potential successors to or replacements of any Subadviser or potential additional Subadvisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Subadviser;
-	designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and
-	perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Management Agreement, the applicable subadvisory agreement, and applicable law.

Exhibit 4-2

The Manager shall perform the obligations hereunder relating generally to the investment program of the Fund that have not been delegated to any Subadviser.

~~(c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.~~ (c) In addition, the Manager shall provide advice and recommendations to the Board of Trustees, and perform such review and oversight functions as the Board of Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

(d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or ~~sub-adviser~~subadviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of ~~their respective~~its directors, officers, members, stockholders, or employees from buying, selling, or trading any securities for its or their own ~~account~~accounts or for the account of others for whom it or they may be acting~~, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement~~.

(e) The Manager ~~shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.~~shall, at its own expense, provide employees of the Manager to serve as officers of the Trust as the Board of Trustees may request. The Manager and the Board of Trustees may from time to time agree that the expense of certain officers of the Trust who may also be employees of the Manager, including without limitation the Chief Compliance Officer of the Trust and any Assistant Chief Compliance Officers, will be borne in part by the Trust and in part by the Manager or entirely by the Trust.

(f) The Manager shall not be obligated to pay any expenses of or for the Trust or the Fund not expressly assumed by the Manager pursuant to this Management Agreement.

3.    Duties of the Trust.

The Trust shall provide the Manager with the following information about the Fund:

(a) cash flow estimates on request;

(b) notice of the Fund's “investable funds” by 9:00 a.m. each business day; and

(c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e), and (f) of Section 1 hereof, above.

4.    Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate of [varies by Fund] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month~~.~~ [add if fund has a Cayman subsidiary: ; provided, however, that the amount of the fee payable to the Manager hereunder in respect of any period shall be reduced by the amount of any investment advisory or management fees payable by

Exhibit 4-3

any subsidiary of the Fund to any investment manager in respect of that period]. The Trust hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust and any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

5.    Portfolio Transactions and Brokerage.

(a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter “broker- dealers”), including ~~"affiliated"~~broker-dealers that are affiliated persons of the Fund or the Manager, as that term is defined in the 1940 Act, as may, in its best judgment, implement the policy of the Fund to obtain~~, at reasonable expense,~~ the best execution ~~(prompt and reliable execution at the most favorable security price obtainable)~~ of the Fund's portfolio transactions.

(b) The Manager may effect the purchase and sale of securities ~~(which are otherwise publicly traded)~~ in private transactions on such terms and conditions as are customary in such transactions, may use a broker ~~in such~~ to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

(c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency, or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Management Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d) In any case where a Subadviser has been retained in respect of some or all of the assets of the Fund as contemplated by Section 9 below, the Manager shall report periodically to the Board of Trustees as to the brokerage activities of the Subadviser in respect of the Fund, at such times and in such format as the Board of Trustees may reasonably specify.

6.    Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement ~~shall remain in effect until two years from the date first above written. Thereafter it~~ shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees~~, including the vote of the~~ or by the holders of a majority of the outstanding voting securities of the Fund, and in either case by a majority of the Trustees of the Trust who are not parties to this Management Agreement or ~~"~~interested persons~~" (as defined in the Act)~~ of any such party cast in person at a meeting called for the purpose of voting on such approval~~, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund~~.

Exhibit 4-4

7.    Termination and Amendment.

This Management Agreement shall terminate automatically upon its assignment ~~or in the event upon the termination of the Advisory Management Agreement~~; it may also be terminated without penalty: (i) at any time for cause or ~~with the consent~~by agreement of the parties ~~and the Trust by the Trust or the Manager at any time without penalty~~or (ii) by either party upon sixty days’ written notice to the other party ~~and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by~~.

This Management Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the ~~Trust~~part of the Fund shall ~~be directed or~~have been approved by ~~a~~the vote of ~~a~~the majority ~~of all~~ of the Trustees of the Trust ~~then in office or by the vote of~~who are not parties to this Management Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by the holders of a ~~"~~majority~~"~~ of the outstanding voting securities of the Fund ~~(as defined in the Act)~~, if such approval is required by the 1940 Act or the rules and regulations thereunder.

8.     ~~Investment Sub-Advisory Contracts.~~     Standard of Care; Limitation of Liability; Reliance; etc.

(a)     Standard of Care.    Notwithstanding any other provisions of this Management Agreement, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, and partners, shall not be subject to any liability to the Trust or the Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

(b)    Legal Advice.    On issues that are legal in nature, the Manager will be entitled to receive and act upon the advice of legal counsel of its own selection, which can be counsel for the Trust, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Management Agreement in good faith conformity with such advice.

(c)    Good Faith Reliance.    The Manager will be protected and not be liable, and will be indemnified and held harmless, for any action reasonably taken or omitted to be taken by it in its capacity as investment adviser in reasonable reliance upon any document, certificate, or instrument which it reasonably believes to be genuine and to be signed or presented by the proper person or persons.

(d)    Damages.    Notwithstanding anything in this Management Agreement to the contrary, in no event shall the Manager or the Trust be liable to the other, or to any third party, for special, punitive or consequential damages arising, directly or indirectly from this Management Agreement, even if said party has been advised by the other party of the possibility of such damages.

(e)    Acts of God.    In the event either party is unable to perform its obligations under the terms of this Management Agreement, despite having taken commercially reasonable precautions, because of acts of God, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes. The Manager and the Trust shall notify each other as soon as reasonably possible following the occurrence of an event described in this subsection.

9.    Investment Subadvisory Contracts.

(a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion, ~~(~~subject ~~only~~ to approval by the Trust’s Board of Trustees and, if ~~necessary~~required by applicable law, the Trust's shareholders~~)~~, select and contract with ~~an investment sub-adviser~~

Exhibit 4-5

~~(the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to an Investment Sub-Advisory Agreement in substantially the form presented hereto (the "Sub-Adviser Agreement") and will be obligated to: (1) Furnish~~one or more Subadvisers for the Fund with respect to all or a portion of the Fund’s assets. If the Manager retains a Subadviser hereunder, then unless otherwise provided in the applicable subadvisory agreement, the Subadviser (and not the Manager) shall have the obligation (as to the portion of the Fund’s assets for which it acts as subadviser) of furnishing continuously an investment program ~~as to those assets of the Trust~~ and determining which securities will be purchased or sold for the Fund ~~as allocated by the Manager;2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and (3) Place~~, and what portion may be held uninvested, and placing all orders for the purchase and sale of ~~investments of the Fund~~portfolio securities for the Fund and selecting broker-dealers in connection therewith.

(b)    The Manager will be responsible for payment of all compensation to any ~~Sub-Adviser~~Subadviser and other persons and entities to which Manager delegates any duties hereunder.

(c)    The Manager’s obligations to a Fund in respect of the performance by any Subadviser of its obligations in respect of the Fund shall be only those obligations set out in Section 2(b) of this Management Agreement and the applicable subadvisory agreement. Without limiting the generality of the foregoing, the Manager shall have no liability to the Fund or any of its shareholders or to any other person for the failure or refusal of any Subadviser to perform its obligations in respect of the Fund, including without limitation any mistake or error of judgment on the part of the Subadviser or any employee or agent of the Subadviser or any failure by the Subadviser to comply with applicable law, the applicable subadvisory agreement, any investment objective or policies of the Fund, or any instructions from the Board of Trustees or the Manager.

~~9.~~10.    Disclaimer of Shareholder Liability.

~~The Trust and the Manager understand~~A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Management Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of ~~the Trust under~~ this Management Agreement are not binding upon any ~~Trustee or shareholder of the Trust personally, but bind~~of the Trustees or shareholders individually but are binding only upon the ~~Trust~~assets and ~~the Trust's~~ property of the Fund. ~~The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.~~

~~10.~~11.    Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party~~, with a copy to the Trust,~~ at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111 Attention: Eric Wietsma Senior Vice President
If to the Trust:	MassMutual Premier Funds 1295 State Street Springfield, MA 01111 Attention: Andrew M. Goldberg Vice President, Clerk and Chief Legal Officer

Exhibit 4-6

12.    Use of Name by the Trust.

The Trust and the Fund recognize the Manager’s ownership and control of the name “MassMutual” and agree that their right to use such name is non-exclusive and can be terminated by the Manager at any time. The right of the Trust and the Fund to use of such name will automatically be terminated if at any time none of the Manager or any subsidiary or affiliate of the Manager is investment manager for the Fund, and the Trust and the Fund agree to cease the use of such name at and after such time.

13.    Governing Law.

This Management Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

14.    Defined Terms.

For the purposes of this Management Agreement, the terms “affiliated person,” “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have their respective meanings defined in the 1940 Act, subject, however, to such rules, exemptions, and interpretations as may be adopted, granted, or published by the Commission from time to time.

IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.

[Signature block follows]

Exhibit 4-7

Exhibit 5

Shares Outstanding

For each of the Funds’ shares, the number of shares outstanding as of October 17, 2011 was as follows:

MassMutual Premier Balanced Fund	11,239,522.96
MassMutual Premier Capital Appreciation Fund	35,504,837.09
MassMutual Premier Core Bond Fund	134,581,777.42
MassMutual Premier Disciplined Growth Fund	24,115,026.77
MassMutual Premier Disciplined Value Fund	26,891,490.88
MassMutual Premier Discovery Value Fund	1,717,803.56
MassMutual Premier Diversified Bond Fund	10,762,338.83
MassMutual Premier Focused International Fund	8,180,447.19
MassMutual Premier Global Fund	34,964,593.73
MassMutual Premier High Yield Fund	22,821,163.09
MassMutual Premier Inflation-Protected and Income Fund	26,558,624.51
MassMutual Premier International Bond Fund	5,074,467.85
MassMutual Premier International Equity Fund	45,748,111.32
MassMutual Premier Main Street Fund	18,330,567.73
MassMutual Premier Main Street Small/Mid Cap Fund	6,486,465.15
MassMutual Premier Money Market Fund	616,708,932.60
MassMutual Premier Short-Duration Bond Fund	45,725,922.87
MassMutual Premier Small/Mid Cap Opportunities Fund	18,716,251.30
MassMutual Premier Strategic Emerging Markets Fund	10,348,165.69
MassMutual Premier Value Fund	12,447,343.27

Ownership of Shares

As of October 17, 2011, Massachusetts Mutual Life Insurance Company owned of record the following percentages of each of the following Funds, and therefore for certain purposes may be deemed to “control” these Funds, as that term is defined in the 1940 Act:

MassMutual Premier Balanced Fund	91.12%
MassMutual Premier Capital Appreciation Fund	94.63%
MassMutual Premier Core Bond Fund	72.91%
MassMutual Premier Disciplined Value Fund	38.29%
MassMutual Premier Discovery Value Fund	84.30%
MassMutual Premier Diversified Bond Fund	78.52%
MassMutual Premier Focused International Fund	43.87%
MassMutual Premier Global Fund	95.87%
MassMutual Premier High Yield Fund	49.60%
MassMutual Premier Inflation-Protected and Income Fund	60.72%
MassMutual Premier International Equity Fund	85.48%
MassMutual Premier Main Street Fund	96.76%
MassMutual Premier Money Market Fund	77.48%
MassMutual Premier Short-Duration Bond Fund	66.20%
MassMutual Premier Small/Mid Cap Opportunities Fund	94.61%
MassMutual Premier Strategic Emerging Markets Fund	35.84%
MassMutual Premier Value Fund	92.62%

Exhibit 5-1

As of October 17, 2011, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed a principal holder of the Fund:

MassMutual Premier Balanced Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	18.61%
SEI Private Trust Company c/o State Street Bank & Trust ID571 (Class Y)	26.90%

MassMutual Premier Capital Appreciation Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	9.76%
Taynik & Co c/o State Street Bank & Trust (Class L)	7.03%

MassMutual Premier Core Bond Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	12.10%
Taynik & Co c/o State Street Bank & Trust (Class L)	11.91%
Taynik & Co c/o State Street Bank & Trust (Class S)	7.00%
Taynik & Co c/o State Street Bank & Trust (Class Y)	16.22%
MassMutual RetireSMART Moderate Fund (Class Z)	32.57%
MassMutual RetireSMART Conservative Fund (Class Z)	24.14%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	8.93%
MassMutual RetireSMART 2020 Fund (Class Z)	8.37%
MassMutual RetireSMART In Retirement Fund (Class Z)	5.75%
MassMutual RetireSMART 2010 Fund (Class Z)	5.57%

MassMutual Premier Disciplined Growth Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	6.04%
Taynik & Co c/o State Street Bank & Trust (Class L)	57.21%
MassMutual RetireSMART Moderate Growth Fund (Class S)	19.34%
MassMutual RetireSMART Moderate Fund (Class S)	17.36%
MassMutual RetireSMART 2020 Fund (Class S)	15.51%
MassMutual RetireSMART 2030 Fund (Class S)	11.89%
MassMutual RetireSMART 2040 Fund (Class S)	7.36%
Taynik & Co c/o State Street Bank & Trust (Class Y)	46.85%

MassMutual Premier Disciplined Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	15.73%
Taynik & Co c/o State Street Bank & Trust (Class L)	63.63%
MassMutual RetireSMART Moderate Growth Fund (Class S)	14.04%
MassMutual RetireSMART Moderate Fund (Class S)	14.02%
MassMutual RetireSMART 2020 Fund (Class S)	12.18%
MassMutual RetireSMART 2030 Fund (Class S)	9.23%
Taynik & Co c/o State Street Bank & Trust (Class S)	5.71%
MassMutual RetireSMART 2040 Fund (Class S)	5.47%

MassMutual Premier Discovery Value Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	11.55%
Taynik & Co c/o State Street Bank & Trust (Class L)	54.81%
SEI Private Trust Company c/o State Street Bank & Trust ID571 (Class Y)	12.89%
Taynik & Co c/o State Street Bank & Trust (Class Y)	5.52%

MassMutual Premier Diversified Bond Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	35.02%
Taynik & Co c/o State Street Bank & Trust (Class L)	41.38%
Taynik & Co c/o State Street Bank & Trust (Class Y)	11.43%

Exhibit 5-2

MassMutual Premier Focused International Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	10.75%
Taynik & Co c/o State Street Bank & Trust (Class L)	62.93%
Lucy Webb Hayes National Training School for Deaconesses and Missionaries (Class S)	70.55%
MassMutual RetireSMART Moderate Fund (Class Z)	19.09%
MassMutual RetireSMART 2030 Fund (Class Z)	18.41%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	17.78%
MassMutual RetireSMART 2020 Fund (Class Z)	16.89%
MassMutual RetireSMART 2040 Fund (Class Z)	11.95%

MassMutual Premier Global Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	17.59%

MassMutual Premier High Yield Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	18.84%
Taynik & Co c/o State Street Bank & Trust (Class L)	9.61%
Taynik & Co c/o State Street Bank & Trust (Class S)	10.27%
Babson Capital Management LLC (Class S)	7.58%
Taynik & Co c/o State Street Bank & Trust (Class Y)	10.13%
Board of Trustees Stationary Engineers Local 39 Annuity Trust	7.21%
MassMutual RetireSMART Moderate Fund (Class Z)	23.53%
MassMutual RetireSMART 2020 Fund (Class Z)	21.47%
MassMutual RetireSMART 2030 Fund (Class Z)	14.78%
MassMutual RetireSMART Conservative Fund (Class Z)	13.53%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	10.89%

MassMutual Premier Inflation-Protected and Income Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	18.51%
Taynik & Co c/o State Street Bank & Trust (Class L)	14.86%
MassMutual RetireSMART Moderate Fund (Class Z)	25.52%
MassMutual RetireSMART Conservative Fund (Class Z)	23.02%
MassMutual RetireSMART 2020 Fund (Class Z)	16.04%
MassMutual RetireSMART In Retirement Fund (Class Z)	12.95%
MassMutual RetireSMART 2010 Fund (Class Z)	9.78%
MassMutual RetireSMART 2030 Fund (Class Z)	5.55%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	5.07%

MassMutual Premier International Bond Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	18.51%
MassMutual RetireSMART 2020 Fund (Class S)	22.62%
MassMutual RetireSMART Moderate Fund (Class S)	16.42%
MassMutual RetireSMART Conservative Fund (Class S)	15.47%
MassMutual RetireSMART 2030 Fund (Class S)	14.46%
MassMutual RetireSMART In Retirement Fund (Class S)	8.39%
MassMutual RetireSMART Moderate Growth Fund (Class S)	8.38%
MassMutual RetireSMART 2040 Fund (Class S)	6.90%
MassMutual RetireSMART 2010 Fund (Class S)	5.98%

MassMutual Premier International Equity Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	6.91%
Taynik & Co c/o State Street Bank & Trust (Class L)	7.60%
Taynik & Co c/o State Street Bank & Trust (Class Y)	12.00%

Exhibit 5-3

MassMutual Premier Main Street Small/Mid Cap Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	22.87%
Taynik & Co c/o State Street Bank & Trust (Class L)	5.99%
MassMutual RetireSMART 2020 Fund (Class S)	22.84%
MassMutual RetireSMART Moderate Fund (Class S)	19.96%
MassMutual RetireSMART Moderate Growth Fund (Class S)	19.50%
MassMutual RetireSMART 2030 Fund (Class S)	14.79%
MassMutual RetireSMART 2040 Fund (Class S)	8.29%
Taynik & Co c/o State Street Bank & Trust (Class Y)	99.95%

MassMutual Premier Money Market Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	9.40%
Taynik & Co c/o State Street Bank & Trust (Class S)	8.12%
Taynik & Co c/o State Street Bank & Trust (Class Y)	8.96%

MassMutual Premier Short-Duration Bond Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	10.45%
Taynik & Co c/o State Street Bank & Trust (Class L)	17.12%
MassMutual RetireSMART Conservative Fund (Class Z)	32.01%
MassMutual RetireSMART Moderate Fund (Class Z)	24.97%
MassMutual RetireSMART In Retirement Fund (Class Z)	12.65%
MassMutual RetireSMART 2020 Fund (Class Z)	10.86%
MassMutual RetireSMART 2010 Fund (Class Z)	8.29%

MassMutual Premier Small/Mid Cap Opportunities Fund
SEI Private Trust Company c/o State Street Bank & Trust ID571 (Class Y)	7.93%

MassMutual Premier Strategic Emerging Markets Fund
Taynik & Co c/o State Street Bank & Trust (Class A)	5.09%
MassMutual RetireSMART Moderate Fund (Class Z)	20.46%
MassMutual RetireSMART Moderate Growth Fund (Class Z)	18.85%
MassMutual RetireSMART 2020 Fund (Class Z)	16.08%
MassMutual RetireSMART 2030 Fund (Class Z)	15.30%
MassMutual RetireSMART 2040 Fund (Class Z)	10.04%
MassMutual RetireSMART Conservative Fund (Class Z)	6.79%

MassMutual Premier Value Fund
NFS/FMTC ROLLOVER IRA FBO GEORGE R WEISGERBER	8.46%

Exhibit 5-4